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                               Semi-Annual Report
                               May 31, 2001

                               Mercury Global
                               Balanced Fund

MERCURY MASTER
GLOBAL BALANCED PORTFOLIO

SECTOR REPRESENTATION OF EQUITIES AND FIXED-INCOME SECURITIES

A pie chart illustrating the following percentages
(As a Percentage of Net Assets as of May 31, 2001)

Cash Equivalent                               4.7%
Industrials                                   6.1%
Health Care                                   7.5%
Financials                                   22.5%
Consumer Discretionary                       10.6%
Energy                                        4.4%
Consumer Staples                              5.8%
Telecommunication Services                    4.4%
Utilities                                     1.2%
Government Obligations                       23.3%
Materials                                     1.6%
Information Technology                        7.9%

GEOGRAPHIC ASSET MIX

A pie chart illustrating the following percentages
(As a Percentage of Equities as of May 31, 2001)

North America                                52.5%
Europe                                       28.6%
Pacific Basin/Asia                           18.9%


                  May 31, 2001 (2) Mercury Global Balanced Fund

DEAR SHAREHOLDER

We are pleased to provide you with this semi-annual report to shareholders. For the six months ended May 31, 2001, Mercury Global Balanced Fund's Class I, Class A, Class B and Class C Shares had total returns of -3.66%, -3.81%, -4.13% and -4.10%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7 and 8 of this report to shareholders.)

The Portfolio held a modestly underweighted position in equities relative to its benchmark, a combination of the unmanaged Morgan Stanley Capital International
(MSCI) World Index and the unmanaged Salomon Smith Barney World Government Bond Index (Hedged) for more than half the period. The move to an overweighted position in equities toward the end of March proved well timed as equities firmed considerably during the following two months.

However, the positive impact on Fund returns relative to the benchmark index from asset allocation between equities and bonds was outweighed by negative stock selection around the end of 2000 (as we held underweighted positions in US banks, industrials and materials) and by an underweighted position in Japanese government bonds throughout the six-month period.

Economic and Market Review

World equity markets performed poorly through the beginning of the period to March 31, 2001, as investors struggled to assess the depth and duration of the economic slowdown. Some recovery in equity markets in the final two months of the period, as some more hopeful economic indicators began to emerge, could not prevent a net fall in global equity returns over the period as a whole, as the unmanaged MSCI World Index returned -6.20% (in US dollar terms) for the year. The pattern that the bond markets traced out was close to a mirror image of that for equity markets. The unmanaged Salomon Smith Barney World Government Bond Index returned -0.20% for the year, or +3.60% hedged back into US dollars.

The period opened with a continuation of the trend toward profit warnings (especially in the technology sector) seen in October and November. Despite weakening US economic data releases, the Federal Open Market Committee (FOMC) left interest rates on hold at its December meeting.

At the start of January, the FOMC surprised markets by cutting US interest rates by 50 basis points (0.50%) in response to further signs of economic weakness. This led to a strong, but brief, rally in consumer sensitive, technology and telecommunications issues as investors judged that this action would ensure a short-lived economic downturn. However, this momentum reversed in February.

The Japanese equity market was particularly weak at this time, weighed down by continued unwinding of cross shareholdings. Following pressure from the ruling Liberal Democratic Party, the Bank of Japan moved to reduce its key overnight interest rate by


                  May 31, 2001 (3) Mercury Global Balanced Fund

10 basis points to 0.15%. Global bond markets performed well at this time as the global economy slowed and central banks started cutting interest rates. Eurozone bonds lagged behind somewhat, however, amid signs that the economy was not slowing as quickly as in the United States, and the European Central Bank stood out among central banks as not moving to ease monetary policy.

Global equity markets strengthened considerably in April as investors reacted to a surprise 50 basis point cut in US interest rates by the Federal Reserve Board. Investors also drew encouragement from data releases that suggested the US economic slowdown may not be as severe as some had feared, with robust consumer spending offsetting weakness in capital expenditure and inventories. The Japanese equity market performed well as investors welcomed Mr. Koizumi's victory in the Liberal Democratic Party leadership election. He campaigned on a much more reformist agenda than the other candidates and garnered widespread public support. His initial ministerial appointments encouraged the view that his policies may not be heavily influenced by the more conservative and historically powerful factions within the party.

In the United States, the Federal Reserve Board reduced interest rates further by 50 basis points in May, bringing the cumulative reduction at May 31, 2001 to 250 basis points. Economic data releases during May were generally weak. The European Central Bank surprised markets by reducing interest rates by 25 basis points. This move appeared inconsistent with its recently stated concerns over inflationary risks and damaged its credibility, hitting the euro further.

Portfolio Activity

The Portfolio began the period with an underweighted position in equities (55% target versus 60% benchmark weight). This was narrowed in late December (on a view that equity markets had overreacted negatively to the FOMC's decision to leave interest rates unchanged) and again in early January after the surprise cut in US interest rates. Toward the end of March, we moved the Portfolio to an overweighted position in equities on signs of capitulation among equity investors, a sharp improvement in valuation relative to bonds, plus some brighter US economic data.

Within the equity portfolio, we reduced our overweighting of defensive issues (such as consumer staples and pharmaceuticals) and increased our exposure to more cyclical sectors such as consumer discretionary (for example, media) and industrials. Holdings in the information technology and telecommunication sectors were reduced.

At the regional level, we increasingly favored the United States and Japan over Europe. The latter had neither a pro-active central bank (as in the United States) or a positive economic reform momentum (as in Japan) to commend it.

The Portfolio was overweighted in Western bond markets and underweighted in the Japanese bond market throughout the period. The latter stance reflected skepticism over the upside for Japanese bonds against the backdrop of a poor and deteriorating fiscal position.


                  May 31, 2001 (4) Mercury Global Balanced Fund

Investment Outlook

Global interest rates have been falling for almost six months and a number of leading economic indicators such as the yield curve and money supply growth have improved. We continue to believe in a US-led global cyclical recovery before year end. Both US business and consumer confidence have stabilized during the last four months, stemming their previous sharp declines. There is currently some evidence that the inventory cycle has run its course, outside of technology. Most significantly, the Federal Reserve Board continues to act aggressively and the monetary transmission mechanism is working. The full impact of interest rate cuts already implemented has barely started to feed through to the real economy.

It is increasingly likely that any global economic recovery will be led by the United States. While our confidence in a US recovery has increased, prospects for Europe and Japan have continued to deteriorate. This is true both at a macroeconomic level, where reports have worsened in both Europe and Japan, and at a stock level, where earnings downgrades in both regions have accelerated, underperforming the United States.

Within the US economy, a clear distinction needs to be made between the technology sector and the rest of the economy. There is as yet no clear evidence that the collapse in technology orders is coming to an end and, in contrast to the rest of the economy, excess inventories continue to build up.

Our view on the economic cycle supports an overweight position in equities. Equities are likely to benefit from rising liquidity and rising growth expectations later this year as leading economic indicators finally improve. However, valuations remain demanding, particularly for the end of a bear market. As a result, we maintain a cautious overweight position.

Bond yields have risen significantly over the last quarter. We believe there is value in the bond markets given the considerable inflation premium now priced into long dated bonds. Spread products are also attractive as balance sheets improve.

We expect to continue moving toward a pro-cyclical equity stance. Traditional cyclical sectors such as industrials, materials and energy should all benefit from improving growth expectations in the second half of the year. Despite recent setbacks, the valuations of cyclical sectors have risen significantly since the start of the year, cautioning against an aggressive stance near term.

Importantly, our increasingly pro-cyclical stance does not justify an overweight position in technology in aggregate because of ongoing concerns about the strength of the earnings recovery priced into those stocks and the implicit market conviction that earnings will recover soon. It has become more important to dig down within technology, where there are some attractive cyclical sectors such as software.

By region, our greater pro-cyclical stance justifies a relatively positive view on US equities as we expect an earlier and stronger recovery in US growth than in other major


                  May 31, 2001 (5) Mercury Global Balanced Fund regions. Europe remains a low growth, low beta region, lagging the United States, while Japan tends to behave as a global cyclical value play. Thus, current valuations, and the recent economic reform momentum under Prime Minister Koizumi, suggest upside for the market in the second half of the year.

In Conclusion

We thank you for your continued investment in Mercury Global Balanced Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Jeffrey Peek                           /s/ Chris Turner

Jeffrey Peek                               Chris Turner
President and Director                     Senior Portfolio Manager


/s/ Manraj Sekhon                          /s/ Risto Karjalainen

Manraj Sekhon                              Risto Karjalainen
Portfolio Manager                          Portfolio Manager
Equity Investments                         Fixed-Income Investments

July 10, 2001

--------------------------------------------------------------------------------
We are pleased to announce that Chris Turner, Manraj Sekhon and Risto Karjalainen are responsible for the day-to-day management of Mercury Global Balanced Fund. Mr. Turner has been employed as an investment professional by Mercury Advisors or its Mercury affiliates since 1997, and was employed by BZW Securities from 1989 to 1997. Mr. Sekhon has been employed as an investment professional by Mercury Advisors or its Mercury affiliates since 1994. Mr. Karjalainen has been employed as an investment professional by Mercury Advisors since 1998. Prior to that, Mr. Karjalainen was employed by JP Morgan Investment Management from 1996 to 1998.
--------------------------------------------------------------------------------


                  May 31, 2001 (6) Mercury Global Balanced Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

RECENT PERFORMANCE RESULTS*
================================================================================
                                 6 Month           12 Month      Since Inception
As of May 31, 2001             Total Return       Total Return     Total Return
--------------------------------------------------------------------------------
Class I                           -3.66%            - 9.36%          -1.78%
--------------------------------------------------------------------------------
Class A                           -3.81             - 9.60           -2.26
--------------------------------------------------------------------------------
Class B                           -4.13             -10.20           -3.76
--------------------------------------------------------------------------------
Class C                           -4.10             -10.27           -3.81
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 4/30/99.


                  May 31, 2001 (7) Mercury Global Balanced Fund

FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN
================================================================================

                                                     % Return          % Return
                                                   Without Sales      With Sales
Class I Shares*                                        Charge          Charge**
================================================================================
One Year
Ended 3/31/01                                          -17.30%           -21.64%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 3/31/01                                        - 2.68            - 5.38
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                      % Return         % Return
                                                    Without Sales     With Sales
Class A Shares*                                         Charge          Charge**
================================================================================
One Year
Ended 3/31/01                                          -17.52%           -21.85%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 3/31/01                                        - 2.93            - 5.62
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                      % Return          % Return
                                                       Without             With
Class B Shares*                                          CDSC             CDSC**
================================================================================
One Year
Ended 3/31/01                                          -18.15%           -21.32%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 3/31/01                                        - 3.65            - 5.59
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                      % Return          % Return
                                                       Without             With
Class C Shares*                                         CDSC              CDSC**
================================================================================
One Year
Ended 3/31/01                                          -18.12%           -18.91%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 3/31/01                                        - 3.63            - 3.63
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

OFFICERS AND DIRECTORS

Jeffrey M. Peek, Director and President
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Terry K. Glenn, Director and
  Executive Vice President
Peter John Gibbs, Senior Vice President
Donald C. Burke, Vice President
  and Treasurer
Robert E. Putney, III, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


                  May 31, 2001 (8) Mercury Global Balanced Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of May 31, 2001
--------------------------------------------------------------------------------

MERCURY GLOBAL BALANCED FUND
================================================================================

Assets:

Investment in Mercury Master Global Balanced Portfolio, at value (identified
  cost--$333,789,918)                                                                        $ 330,860,078
Prepaid registration fees                                                                          105,324
                                                                                             -------------
Total assets                                                                                   330,965,402
                                                                                             -------------
----------------------------------------------------------------------------------------------------------

Liabilities:

Payables:
  Distributor                                                                   $  270,506
  Administrative fees                                                               48,595         319,101
                                                                                ----------
Accrued expenses                                                                                   115,536
                                                                                             -------------
Total liabilities                                                                                  434,637
                                                                                             -------------
----------------------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                                   $ 330,530,765
                                                                                             =============
----------------------------------------------------------------------------------------------------------

Net Assets Consist of:

Class I Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                          $          80
Class A Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                                    246
Class B Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                                  2,237
Class C Shares of Common Stock, $.0001 par value, 100,000,000
  shares authorized                                                                                  1,022
Paid-in capital in excess of par                                                               356,633,333
Accumulated investment loss--net                                                                (1,257,751)
Accumulated realized capital losses on investments and foreign currency
  transactions from the Portfolio--net                                                         (21,918,562)
Unrealized depreciation on investments and foreign currency transactions from
  the Portfolio--net                                                                            (2,929,840)
                                                                                             -------------
Net assets                                                                                   $ 330,530,765
                                                                                             =============
----------------------------------------------------------------------------------------------------------

Net Asset Value:

Class I--Based on net assets of $7,402,736 and 799,949 shares
  outstanding                                                                                $        9.25
                                                                                             =============
Class A--Based on net assets of $22,777,907 and 2,462,150 shares
  outstanding                                                                                $        9.25
                                                                                             =============
Class B--Based on net assets of $206,095,231 and 22,363,815 shares
  outstanding                                                                                $        9.22
                                                                                             =============
Class C--Based on net assets of $94,254,891 and 10,220,642 shares
  outstanding                                                                                $        9.22
                                                                                             =============
----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                  May 31, 2001 (9) Mercury Global Balanced Fund

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2001
--------------------------------------------------------------------------------

MERCURY GLOBAL BALANCED FUND
================================================================================

Investment Income:

Investment income allocated from the Portfolio (net of $115,619
  foreign withholding tax)                                                        $  5,148,054
Expenses allocated from the Portfolio                                               (1,292,056)
                                                                                  ------------
Net investment income from the Portfolio                                             3,855,998
                                                                                  ------------
----------------------------------------------------------------------------------------------

Expenses:

Account maintenance and distribution fees--Class B                $  1,108,465
Account maintenance and distribution fees--Class C                     525,736
Administration fee                                                     360,147
Transfer agent fees--Class B                                            89,736
Transfer agent fees--Class C                                            44,132
Printing and shareholder reports                                        38,821
Registration fees                                                       31,533
Account maintenance fees--Class A                                       31,424
Professional fees                                                       14,770
Transfer agent fees--Class A                                             8,074
Transfer agent fees--Class I                                             2,624
Accounting services                                                        105
Other                                                                    3,541
                                                                  ------------
Total expenses                                                                       2,259,108
                                                                                  ------------
Investment income--net                                                               1,596,890
                                                                                  ------------
----------------------------------------------------------------------------------------------

Realized & Unrealized Loss from the Portfolio--Net:

Realized loss from the Portfolio on:
  Investments--net                                                 (13,059,785)
  Foreign currency transactions--net                                (2,708,369)    (15,768,154)
                                                                  ------------
Change in unrealized depreciation on investments and
  foreign currency transactions from the Portfolio--net                             (1,077,300)
                                                                                  ------------
Net Decrease in Net Assets Resulting from Operations                              $(15,248,564)
                                                                                  ============
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                 May 31, 2001 (10) Mercury Global Balanced Fund

STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY GLOBAL BALANCED FUND
================================================================================

                                                                      For the Six            For the
                                                                      Months Ended          Year Ended
  Increase (Decrease) in Net Assets:                                  May 31, 2001         Nov. 30, 2000
  ------------------------------------------------------------------------------------------------------
  Operations:

  Investment income--net                                              $   1,596,890        $   2,423,708
  Realized gain (loss) on investments and foreign currency
    transactions from the Portfolio--net                                (15,768,154)          11,009,119
  Change in unrealized appreciation/depreciation on investments
    and foreign currency transactions from the Portfolio--net            (1,077,300)         (40,039,285)
                                                                      ----------------------------------
  Net decrease in net assets resulting from operations                  (15,248,564)         (26,606,458)
                                                                      ----------------------------------
  ------------------------------------------------------------------------------------------------------

  Dividends to Shareholders:

  Investment income--net:
    Class I                                                                (362,490)            (151,575)
    Class A                                                              (6,899,661)            (459,016)
    Class B                                                              (3,290,832)          (2,255,545)
    Class C                                                              (1,056,453)          (1,207,439)
  In excess of investment income--net:
    Class I                                                                      --              (92,470)
    Class A                                                                      --             (280,026)
    Class B                                                                      --           (1,376,013)
    Class C                                                                      --             (736,607)
                                                                      ----------------------------------
  Net decrease in net assets resulting from dividends
    to shareholders                                                     (11,609,436)          (6,558,691)
                                                                      ----------------------------------
  ------------------------------------------------------------------------------------------------------

  Capital Share Transactions:

  Net decrease in net assets derived from capital
    share transactions                                                  (33,366,935)         (56,228,485)
                                                                      ----------------------------------
  ------------------------------------------------------------------------------------------------------

  Net Assets:

  Total decrease in net assets                                          (60,224,935)         (89,393,634)
  Beginning of period                                                   390,755,700          480,149,334
                                                                      ----------------------------------
  End of period*                                                      $ 330,530,765        $ 390,755,700
                                                                      ==================================
  ------------------------------------------------------------------------------------------------------
* Undistributed (accumulated) investment income (loss)--net           $  (1,257,751)       $   8,754,795
                                                                      ==================================
  ------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                 May 31, 2001 (11) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS

MERCURY GLOBAL BALANCED FUND
================================================================================

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                   Class I
                                             ---------------------------------------------------
                                             For the Six           For the       For the Period
                                            Months Ended         Year Ended     April 30, 1999+
Increase (Decrease) in Net Asset Value:     May 31, 2001        Nov. 30, 2000   to Nov. 30, 1999
------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period         $   10.01            $   10.80            $   10.00
                                             ---------------------------------------------------
Investment income--net                             .09++++              .16++++              .11
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net            (.44)                (.75)                 .69
                                             ---------------------------------------------------
Total from investment operations                  (.35)                (.59)                 .80
                                             ---------------------------------------------------
Less dividends from:
  Investment income--net                          (.41)                (.12)                  --
  In excess of investment income--net               --                 (.08)                  --
                                             ---------------------------------------------------
Total dividends                                   (.41)                (.20)                  --
                                             ---------------------------------------------------
Net asset value, end of period               $    9.25            $   10.01            $   10.80
                                             ===================================================
------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share              (3.66%)@             (5.60%)               8.00%@
                                             ===================================================
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses++                                       1.03%*               1.01%                1.10%*
                                             ===================================================

Investment income--net                           1.82%*               1.44%                1.73%*
                                             ===================================================
------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)     $   7,403            $   9,312            $  13,333
                                             ===================================================
------------------------------------------------------------------------------------------------

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++  Includes the Fund's share of the Portfolio's allocated expenses.
   @  Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


                 May 31, 2001 (12) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS
(CONTINUED)

MERCURY GLOBAL BALANCED FUND
================================================================================

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                  Class A
                                            ------------------------------------------------------
                                            For the Six          For the          For the Period
                                            Months Ended        Year Ended        April 30, 1999+
Increase (Decrease) in Net Asset Value:     May 31, 2001       Nov. 30, 2000      to Nov. 30, 1999
--------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period        $     9.99            $    10.78            $    10.00
                                            ------------------------------------------------------
Investment income--net                             .07++++               .13++++               .09
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net            (.44)                 (.73)                  .69
                                            ------------------------------------------------------
Total from investment operations                  (.37)                 (.60)                  .78
                                            ------------------------------------------------------
Less dividends from:
  Investment income--net                          (.37)                 (.12)                   --
  In excess of investment income--net               --                  (.07)                   --
                                            ------------------------------------------------------
Total dividends                                   (.37)                 (.19)                   --
                                            ------------------------------------------------------
Net asset value, end of period              $     9.25            $     9.99            $    10.78
                                            ======================================================
--------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share              (3.81%)@              (5.75%)                7.80%@
                                            ======================================================
--------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses++                                       1.28%*                1.26%                 1.35%*
                                            ======================================================

Investment income--net                           1.57%*                1.19%                 1.47%*
                                            ======================================================
--------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)    $   22,778            $   28,854            $   43,442
                                            ======================================================
--------------------------------------------------------------------------------------------------

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++  Includes the Fund's share of the Portfolio's allocated expenses.
   @  Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


                 May 31, 2001 (13) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS
(CONTINUED)

MERCURY GLOBAL BALANCED FUND
================================================================================

The following per share data and ratios have been derived from information provided in the financial statements.

                                                               Class B
                                            ---------------------------------------------------
                                            For the Six         For the         For the Period
                                            Months Ended       Year Ended       April 30, 1999+
Increase (Decrease) in Net Asset Value:     May 31, 2001      Nov. 30, 2000    to Nov. 30, 1999
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period        $      9.91         $     10.73         $     10.00
                                            ---------------------------------------------------
Investment income--net                              .04++++             .05++++             .04
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net             (.44)               (.73)                .69
                                            ---------------------------------------------------
Total from investment operations                   (.40)               (.68)                .73
                                            ---------------------------------------------------
Less dividends from:
  Investment income--net                           (.29)               (.09)                 --
  In excess of investment income--net                --                (.05)                 --
                                            ---------------------------------------------------
Total dividends                                    (.29)               (.14)                 --
                                            ---------------------------------------------------
Net asset value, end of period              $      9.22         $      9.91         $     10.73
                                            ===================================================
-----------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share               (4.13%)@            (6.44%)              7.30%@
                                            ===================================================
-----------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses++                                        2.05%*              2.02%               2.12%*
                                            ===================================================

Investment income--net                             .81%*               .43%                .68%*
                                            ===================================================
-----------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)    $   206,095         $   236,313         $   277,296
                                            ===================================================
-----------------------------------------------------------------------------------------------

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++  Includes the Fund's share of the Portfolio's allocated expenses.
   @  Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


                 May 31, 2001 (14) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS
(CONCLUDED)

MERCURY GLOBAL BALANCED FUND
================================================================================

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                       Class C
                                               -------------------------------------------------------
                                                For the Six           For the          For the Period
                                               Months Ended         Year Ended        April 30, 1999+
Increase (Decrease) in Net Asset Value:        May 31, 2001        Nov. 30, 2000      to Nov. 30, 1999
------------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period           $      9.90          $     10.73            $     10.00
                                               -------------------------------------------------------
Investment income--net                                 .04                  .05++++                .04
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Portfolio--net                (.44)                (.74)                   .69
                                               -------------------------------------------------------
Total from investment operations                      (.40)                (.69)                   .73
                                               -------------------------------------------------------
Less dividends from:
  Investment income--net                              (.28)                (.09)                    --
  In excess of investment income--net                   --                 (.05)                    --
                                               -------------------------------------------------------
Total dividends                                       (.28)                (.14)                    --
                                               -------------------------------------------------------
Net asset value, end of period                 $      9.22          $      9.90            $     10.73
                                               =======================================================
------------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                  (4.10%)@             (6.52%)                 7.30%@
                                               =======================================================
------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses++                                           2.05%*               2.02%                  2.10%*
                                               =======================================================

Investment income--net                                .81%*                .43%                   .70%*
                                               =======================================================
------------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)       $    94,255          $   116,277            $   146,078
                                               =======================================================
------------------------------------------------------------------------------------------------------

   *  Annualized.
  **  Total investment returns exclude the effects of sales charges.
   +  Commencement of operations.
  ++  Includes the Fund's share of the Portfolio's allocated expenses.
   @  Aggregate total investment return.
++++  Based on average shares outstanding.

      See Notes to Financial Statements.


                 May 31, 2001 (15) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY GLOBAL BALANCED FUND
================================================================================

(1)   Significant Accounting Policies:

      Mercury Global Balanced Fund (the "Fund") is part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Global Balanced Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Portfolio owned by the Fund at May 31, 2001 was 99.9%. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

      (b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.


                 May 31, 2001 (16) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

      (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for post-October losses.

      (f) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

(2)   Transactions with Affiliates:

      The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

      The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                Account             Distribution
                                             Maintenance Fee             Fee
      ==========================================================================
      Class A                                      .25%                  --
      --------------------------------------------------------------------------
      Class B                                      .25%                 .75%
      --------------------------------------------------------------------------
      Class C                                      .25%                 .75%
      --------------------------------------------------------------------------

      Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.


                May 31, 2001   (17)   Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


      For the six months ended May 31, 2001, FAMD earned underwriting discounts direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:

                                                      FAMD               MLPF&S
      ==========================================================================
      Class I                                         $  1               $    15
      --------------------------------------------------------------------------
      Class A                                         $803               $11,011
      --------------------------------------------------------------------------

      For the six months ended May 31, 2001, MLPF&S received contingent deferred sales charges of $535,473 and $4,092 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $88 relating to transactions subject to front-end sales charge waivers in Class A Shares.

      Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

(3)   Investments:

      Increases and decreases in the Fund's investment in the Portfolio for the six months ended May 31, 2001 were $274,775 and $47,632,087, respectively.

(4)   Capital Share Transactions:

      Net decrease in net assets derived from capital share transactions were $33,366,935 and $56,228,485 for the six months ended May 31, 2001 and for the year ended November 30, 2000, respectively.


                 May 31, 2001 (18) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Transactions in capital shares for each class were as follows:

Class I Shares for the Six Months
Ended May 31, 2001                                     Shares      Dollar Amount
--------------------------------------------------------------------------------
Shares sold                                             20,817     $    199,571
Shares issued to shareholders in reinvestment
of dividends                                            32,575          311,090
                                                    ---------------------------
Total issued                                            53,392          510,661
Shares redeemed                                       (183,413)      (1,744,162)
                                                    ---------------------------
Net decrease                                          (130,021)    $ (1,233,501)
                                                    ===========================
--------------------------------------------------------------------------------

Class I Shares for the Year Ended
November 30, 2000                                      Shares      Dollar Amount
--------------------------------------------------------------------------------
Shares sold                                            156,627     $  1,716,542
Shares issued to shareholders in reinvestment
of dividends                                            19,227          208,611
                                                    ---------------------------
Total issued                                           175,854        1,925,153
Shares redeemed                                       (480,897)      (5,157,054)
                                                    ---------------------------
Net decrease                                          (305,043)    $ (3,231,901)
                                                    ===========================
--------------------------------------------------------------------------------

Class A Shares for the Six Months
Ended May 31, 2001                                     Shares      Dollar Amount
--------------------------------------------------------------------------------
Shares sold                                             65,203     $    618,165
Shares issued to shareholders in reinvestment
of dividends                                            90,896          868,969
                                                    ---------------------------
Total issued                                           156,099        1,487,134
Shares redeemed                                       (583,117)      (5,577,356)
                                                    ---------------------------
Net decrease                                          (427,018)    $ (4,090,222)
                                                    ===========================
--------------------------------------------------------------------------------

Class A Shares for the Year Ended
November 30, 2000                                      Shares      Dollar Amount
--------------------------------------------------------------------------------
Shares sold                                            330,684     $  3,619,532
Automatic conversion of shares                         133,545        1,456,473
Shares issued to shareholders in reinvestment
of dividends                                            55,933          606,874
                                                    ---------------------------
Total issued                                           520,162        5,682,879
Shares redeemed                                     (1,660,787)     (17,822,054)
                                                    ---------------------------
Net decrease                                        (1,140,625)    $(12,139,175)
                                                    ===========================
--------------------------------------------------------------------------------


                 May 31, 2001 (19) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

Class B Shares for the Six Months
Ended May 31, 2001                                     Shares      Dollar Amount
--------------------------------------------------------------------------------
Shares sold                                            374,528     $  3,567,613
Shares issued to shareholders in reinvestment
of dividends                                           597,902        5,709,961
                                                    ---------------------------
Total issued                                           972,430        9,277,574
Shares redeemed                                     (2,465,208)     (23,172,254)
                                                    ---------------------------
Net decrease                                        (1,492,778)    $(13,894,680)
                                                    ===========================
--------------------------------------------------------------------------------

Class B Shares for the Year Ended
November 30, 2000                                      Shares      Dollar Amount
--------------------------------------------------------------------------------
Shares sold                                          1,847,541     $ 19,963,840
Shares issued to shareholders in reinvestment
of dividends                                           282,395        3,061,161
                                                    ---------------------------
Total issued                                         2,129,936       23,025,001
Automatic conversion of shares                        (133,913)      (1,456,473)
Shares redeemed                                     (3,979,276)     (42,634,991)
                                                    ---------------------------
Net decrease                                        (1,983,253)    $(21,066,463)
                                                    ===========================
--------------------------------------------------------------------------------

Class C Shares for the Six Months
Ended May 31, 2001                                    Shares       Dollar Amount
--------------------------------------------------------------------------------
Shares sold                                            180,886     $  1,735,803
Shares issued to shareholders in reinvestment
of dividends                                           294,496        2,815,383
                                                    ---------------------------
Total issued                                           475,382        4,551,186
Shares redeemed                                     (1,994,232)     (18,699,718)
                                                    ---------------------------
Net decrease                                        (1,518,850)    $(14,148,532)
                                                    ===========================
--------------------------------------------------------------------------------

Class C Shares for the Year Ended
November 30, 2000                                     Shares       Dollar Amount
--------------------------------------------------------------------------------
Shares sold                                          1,089,070     $ 11,785,214
Shares issued to shareholders in reinvestment
of dividends                                           156,253        1,693,783
                                                    ---------------------------
Total issued                                         1,245,323       13,478,997
Shares redeemed                                     (3,116,530)     (33,269,943)
                                                    ---------------------------
Net decrease                                        (1,871,207)    $(19,790,946)
                                                    ===========================
--------------------------------------------------------------------------------


                 May 31, 2001 (20) Mercury Global Balanced Fund

SCHEDULE OF INVESTMENTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

                                                                                           In US Dollars
                                                                                     ----------------------
                            Shares                                                               Percent of
Industries                   Held              Common Stocks                            Value    Net Assets
-----------------------------------------------------------------------------------------------------------

EUROPE
===========================================================================================================
Finland

Communications              75,274   Nokia Oyj (Series A)                            $ 2,180,761     0.7%
Equipment
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in Finland                      2,180,761     0.7
-----------------------------------------------------------------------------------------------------------

France

Automobiles                  6,686   PSA Peugeot Citroen                               1,852,560     0.6
-----------------------------------------------------------------------------------------------------------
Food & Drug Retailing       31,881   Carrefour SA                                      1,742,941     0.5
-----------------------------------------------------------------------------------------------------------
Hotels, Restaurants         32,809   Accor SA                                          1,338,443     0.4
& Leisure
-----------------------------------------------------------------------------------------------------------
Insurance                   67,820   Axa                                               1,925,722     0.6
-----------------------------------------------------------------------------------------------------------
Media                       25,122   Vivendi Universal SA                              1,603,393     0.5
-----------------------------------------------------------------------------------------------------------
Multiline Retail             6,150   Pinault-Printemps-Redoute SA                      1,068,612     0.3
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in France                       9,531,671     2.9
-----------------------------------------------------------------------------------------------------------

Germany

Airlines                    58,831   Deutsche Lufthansa AG
                                     (Registered Shares)                               1,082,074     0.3
-----------------------------------------------------------------------------------------------------------
Banks                       10,876   Bayerische Hypo- und Vereinsbank AG                 525,454     0.2
-----------------------------------------------------------------------------------------------------------
Electric Utilities          13,000   E.On AG                                             651,211     0.2
-----------------------------------------------------------------------------------------------------------
Industrial                  18,803   Siemens AG                                        1,356,239     0.4
Conglomerates
-----------------------------------------------------------------------------------------------------------
Insurance                    9,698   Allianz AG (Registered Shares)                    2,729,048     0.8
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in Germany                      6,344,026     1.9
-----------------------------------------------------------------------------------------------------------

Italy

Banks                      547,697   Banca Intesa SpA                                  2,037,961     0.6
-----------------------------------------------------------------------------------------------------------
Oil & Gas                  257,505   ENI SpA                                           1,658,785     0.5
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in Italy                        3,696,746     1.1
-----------------------------------------------------------------------------------------------------------


                 May 31, 2001 (21) Mercury Global Balanced Fund

                                                                                           In US Dollars
                                                                                     ----------------------
                            Shares                                                               Percent of
Industries                   Held              Common Stocks                            Value    Net Assets
-----------------------------------------------------------------------------------------------------------

EUROPE (continued)
===========================================================================================================

Netherlands

Chemicals                   30,043   Akzo Nobel NV                                   $ 1,298,687     0.4%
-----------------------------------------------------------------------------------------------------------
Diversified Financials      41,565   ING Groep NV                                      2,712,748     0.8
-----------------------------------------------------------------------------------------------------------
Media                       22,683   VNU NV                                              890,169     0.3
                            38,450   Wolters Kluwer NV 'A'                               989,439     0.3
                                                                                     ----------------------
                                                                                       1,879,608     0.6
-----------------------------------------------------------------------------------------------------------
Oil & Gas                   26,788   Royal Dutch Petroleum Company                     1,627,304     0.5
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in the Netherlands              7,518,347     2.3
-----------------------------------------------------------------------------------------------------------

Spain

Banks                      237,411   Banco Santander Central Hispano, SA               2,263,832     0.7
-----------------------------------------------------------------------------------------------------------
Diversified                 91,917  +Telefonica SA                                     1,353,277     0.4
Telecommunication
Services
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in Spain                        3,617,109     1.1
-----------------------------------------------------------------------------------------------------------

Switzerland

Commercial                  29,040   Adecco SA (Registered Shares)                     1,651,104     0.5
Services & Supplies
-----------------------------------------------------------------------------------------------------------
Food Products                1,212   Nestle SA (Registered Shares)                     2,509,124     0.8
-----------------------------------------------------------------------------------------------------------
Insurance                      347   Schweizerische Rueckversicherungs-
                                     Gesellschaft (Registered Shares)                    673,110     0.2
                                 0   Zurich Financial Services AG                             13     0.0
                                                                                     ----------------------
                                                                                         673,123     0.2
-----------------------------------------------------------------------------------------------------------
Pharmaceuticals             45,680   Novartis AG (Registered Shares)                   1,737,826     0.5
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in Switzerland                  6,571,177     2.0
-----------------------------------------------------------------------------------------------------------

United Kingdom

Aerospace &                224,263   British Aerospace PLC                             1,115,058     0.3
Defense
-----------------------------------------------------------------------------------------------------------
Banks                      184,219   HSBC Holdings PLC                                 2,297,739     0.7
                            83,443   Royal Bank of Scotland Group PLC                  1,920,334     0.6
                                                                                     ----------------------
                                                                                       4,218,073     1.3
-----------------------------------------------------------------------------------------------------------
Food & Drug                329,594   Tesco PLC                                         1,165,871     0.4
Retailing
-----------------------------------------------------------------------------------------------------------


                 May 31, 2001 (22) Mercury Global Balanced Fund

                                                                                           In US Dollars
                                                                                     ----------------------
                            Shares                                                               Percent of
Industries                   Held              Common Stocks                            Value    Net Assets
-----------------------------------------------------------------------------------------------------------
EUROPE (concluded)
===========================================================================================================

United Kingdom (concluded)

Metals & Mining            157,335   Billiton PLC                                    $   801,842     0.2%
                            59,155   Rio Tinto PLC (Registered Shares)                 1,180,700     0.4
                                                                                     ----------------------
                                                                                       1,982,542     0.6
-----------------------------------------------------------------------------------------------------------
Oil & Gas                  287,921   BG Group PLC                                      1,116,626     0.3
                           124,200   BP Amoco PLC                                      1,097,447     0.3
                                                                                     ----------------------
                                                                                       2,214,073     0.6
-----------------------------------------------------------------------------------------------------------
Pharmaceuticals             61,348   AstraZeneca Group PLC                             2,897,770     0.9
                            73,049   GlaxoSmithKline PLC                               1,984,147     0.6
                                                                                     ----------------------
                                                                                       4,881,917     1.5
-----------------------------------------------------------------------------------------------------------
Wireless                 1,581,664   Vodafone Group PLC                                4,072,528     1.2
Telecommunication
Services
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in the
                                     United Kingdom                                   19,650,062     5.9
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in Europe
                                     (Cost--$60,286,187)                              59,109,899    17.9
-----------------------------------------------------------------------------------------------------------

NORTH AMERICA
===========================================================================================================

United States

Banks                       23,600   Wells Fargo Company                               1,111,088     0.3
-----------------------------------------------------------------------------------------------------------
Beverages                   29,000   The Coca-Cola Company                             1,374,600     0.4
-----------------------------------------------------------------------------------------------------------
Communications              42,400  +Cisco Systems, Inc.                                 816,624     0.2
Equipment
-----------------------------------------------------------------------------------------------------------
Computers &                 87,100   Compaq Computer Corporation                       1,392,729     0.4
Peripherals                 67,500  +Dell Computer Corporation                         1,645,650     0.5
                            18,700  +EMC Corporation                                     590,920     0.2
                            21,700   International Business
                                     Machines Corporation                              2,426,060     0.7
                                                                                     ----------------------
                                                                                       6,055,359     1.8
-----------------------------------------------------------------------------------------------------------
Diversified                135,200   Citigroup Inc.                                    6,929,000     2.1
Financials                  32,700   John Hancock Financial Services, Inc.             1,295,247     0.4
                                                                                     ----------------------
                                                                                       8,224,247     2.5
-----------------------------------------------------------------------------------------------------------
Diversified                 24,400  +Amdocs Limited                                    1,507,920     0.5
Telecommunication           48,000   Qwest Communications
Services                             International Inc.                                1,763,520     0.5
                            39,900   SBC Communications Inc.                           1,717,695     0.5
                            36,600   Verizon Communications                            2,007,510     0.6
                                                                                     ----------------------
                                                                                       6,996,645     2.1
-----------------------------------------------------------------------------------------------------------


                 May 31, 2001 (23) Mercury Global Balanced Fund

                                                                                           In US Dollars
                                                                                     ----------------------
                            Shares                                                               Percent of
Industries                   Held              Common Stocks                            Value    Net Assets
-----------------------------------------------------------------------------------------------------------
NORTH AMERICA (continued)
===========================================================================================================

United States (continued)

Electric Utilities          33,995  +Mirant Corporation                              $ 1,336,004     0.4%
                            85,500   The Southern Company                              2,012,670     0.6
                                                                                     ----------------------
                                                                                       3,348,674     1.0
-----------------------------------------------------------------------------------------------------------
Energy Equipment &          52,300   Halliburton Company                               2,444,502     0.7
Service
-----------------------------------------------------------------------------------------------------------
Food & Drug                 96,700   Walgreen Co.                                      3,886,373     1.2
Retailing
-----------------------------------------------------------------------------------------------------------
Health Care                 56,500   Medtronic, Inc.                                   2,428,370     0.7
Equipment & Supplies
-----------------------------------------------------------------------------------------------------------
Household Products          22,200   Colgate-Palmolive Company                         1,257,408     0.4
                            35,900   The Procter & Gamble Company                      2,306,216     0.7
                                                                                     ----------------------
                                                                                       3,563,624     1.1
-----------------------------------------------------------------------------------------------------------
Industrial                 198,900   General Electric Company                          9,746,100     3.0
Conglomerates
-----------------------------------------------------------------------------------------------------------
Insurance                   58,300   American International Group, Inc.                4,722,300     1.4
                            11,800   Marsh & McLennan Companies, Inc.                  1,237,820     0.4
                                                                                     ----------------------
                                                                                       5,960,120     1.8
-----------------------------------------------------------------------------------------------------------
Machinery                   17,700   Illinois Tool Works Inc.                          1,211,742     0.4
-----------------------------------------------------------------------------------------------------------
Media                       68,900  +AOL Time Warner Inc.                              3,598,647     1.1
                            18,700  +Clear Channel Communications, Inc.                1,140,139     0.3
                            45,500  +Viacom, Inc. (Class B)                            2,622,620     0.8
                                                                                     ----------------------
                                                                                       7,361,406     2.2
-----------------------------------------------------------------------------------------------------------
Multiline Retail            80,500   Wal-Mart Stores, Inc.                             4,165,875     1.3
-----------------------------------------------------------------------------------------------------------
Oil & Gas                   45,010   Exxon Mobil Corporation                           3,994,638     1.2
                            41,800   Texaco Inc.                                       2,984,520     0.9
                                                                                     ----------------------
                                                                                       6,979,158     2.1
-----------------------------------------------------------------------------------------------------------
Personal Products           27,600   The Estee Lauder Companies Inc.
                                     (Class A)                                         1,120,560     0.3
-----------------------------------------------------------------------------------------------------------
Pharmaceuticals             32,700   Eli Lilly and Company                             2,769,690     0.9
                           144,175   Pfizer Inc.                                       6,183,666     1.9
                            84,017   Pharmacia Corporation                             4,079,866     1.2
                                                                                     ----------------------
                                                                                      13,033,222     4.0
-----------------------------------------------------------------------------------------------------------
Semiconductor               72,100   Intel Corporation                                 1,946,700     0.6
Equipment &                 61,800  +Micron Technology, Inc.                           2,317,500     0.7
Products                                                                             ----------------------
                                                                                       4,264,200     1.3
-----------------------------------------------------------------------------------------------------------


                 May 31, 2001 (24) Mercury Global Balanced Fund

                                                                                         In US Dollars
                                                                                   ------------------------
                            Shares                                                               Percent of
Industries                   Held              Common Stocks                            Value    Net Assets
-----------------------------------------------------------------------------------------------------------
NORTH AMERICA (concluded)
===========================================================================================================

United States (concluded)

Software                   101,800  +Microsoft Corporation                         $   7,041,506     2.1%
                            50,100  +Oracle Corporation                                  766,530     0.3
                                                                                   ------------------------
                                                                                       7,808,036     2.4
-----------------------------------------------------------------------------------------------------------
Specialty Retail            58,300   The Home Depot, Inc.                              2,873,607     0.9
-----------------------------------------------------------------------------------------------------------
Tobacco                     72,499   Philip Morris Companies Inc.                      3,727,174     1.1
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in North America
                                     (Cost--$102,721,344)                            108,501,306    32.8
-----------------------------------------------------------------------------------------------------------

PACIFIC BASIN/ASIA
===========================================================================================================

Australia

Media                      248,410   The News Corporation Limited                      2,175,251     0.6
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in Australia                    2,175,251     0.6
-----------------------------------------------------------------------------------------------------------

Hong Kong

Banks                       42,584   HSBC Holdings PLC                                   526,854     0.2
-----------------------------------------------------------------------------------------------------------
Industrial                 116,000   Hutchison Whampoa Limited                         1,260,417     0.4
Conglomerates
-----------------------------------------------------------------------------------------------------------
Real Estate                379,000   Henderson Land Development
                                     Company Limited                                   1,778,430     0.5
                           108,000   Sun Hung Kai Properties Ltd.                      1,014,257     0.3
                                                                                   ------------------------
                                                                                       2,792,687     0.8
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in Hong Kong                    4,579,958     1.4
-----------------------------------------------------------------------------------------------------------

Japan

Automobiles                327,000   Nissan Motor Co., Ltd.                            2,218,162     0.7
-----------------------------------------------------------------------------------------------------------
Banks                      478,000   The Asahi Bank, Ltd.                              1,222,959     0.4
                           228,000   The Sumitomo Bank, Ltd.                           1,939,976     0.6
                                                                                   ------------------------
                                                                                       3,162,935     1.0
-----------------------------------------------------------------------------------------------------------
Chemicals                  217,000   Asahi Chemical Industry Co., Ltd.                 1,013,592     0.3
                            27,000   Shin-Etsu Chemical Co., Ltd.                      1,045,278     0.3
                                                                                   ------------------------
                                                                                       2,058,870     0.6
-----------------------------------------------------------------------------------------------------------
Computers &                 80,000   NEC Corporation                                   1,310,890     0.4
Peripherals
-----------------------------------------------------------------------------------------------------------


                 May 31, 2001 (25) Mercury Global Balanced Fund

                                                                                         In US Dollars
                                                                                   ------------------------
                            Shares                                                               Percent of
Industries                   Held              Common Stocks                            Value    Net Assets
-----------------------------------------------------------------------------------------------------------
PACIFIC BASIN/ASIA (concluded)
===========================================================================================================

Japan (concluded)

Diversified                101,000   The Nomura Securities Co., Ltd.               $   2,027,310     0.6%
Financials
-----------------------------------------------------------------------------------------------------------
Diversified                    120   NTT DoCoMo, Inc.                                  2,302,643     0.7
Telecommunication
Services
-----------------------------------------------------------------------------------------------------------
Electronic                 231,000   Hitachi Ltd.                                      2,379,599     0.7
Equipment &
Instruments
-----------------------------------------------------------------------------------------------------------
Household Durables         154,000   Sharp Corporation                                 2,207,221     0.7
                            41,000   Sony Corporation                                  3,164,198     0.9
                                                                                   ------------------------
                                                                                       5,371,419     1.6
-----------------------------------------------------------------------------------------------------------
Multiline Retail            40,000   Ito-Yokado Co., Ltd.                              2,097,290     0.6
-----------------------------------------------------------------------------------------------------------
Office Electronics          34,000   Canon, Inc.                                       1,347,753     0.4
-----------------------------------------------------------------------------------------------------------
Pharmaceuticals             75,000   Fujisawa Pharmaceutical Co., Ltd.                 1,738,975     0.5
                            19,000   Takeda Chemical Industries, Ltd.                    967,430     0.3
                                                                                   ------------------------
                                                                                       2,706,405     0.8
-----------------------------------------------------------------------------------------------------------
Real Estate                156,000   Mitsubishi Estate Company, Limited                1,500,656     0.5
-----------------------------------------------------------------------------------------------------------
Trading                    162,000   Sumitomo Corporation                              1,160,259     0.4
Companies &
Distributors
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in Japan                       29,644,191     9.0
-----------------------------------------------------------------------------------------------------------

Singapore

Airlines                   168,000   Singapore Airlines Limited                        1,188,854     0.4
-----------------------------------------------------------------------------------------------------------
Banks                       77,000   Oversea-Chinese Banking
                                     Corporation Ltd.                                    464,009     0.1
-----------------------------------------------------------------------------------------------------------
Media                       93,000   Singapore Press Holdings Ltd.                     1,002,598     0.3
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in Singapore                    2,655,461     0.8
-----------------------------------------------------------------------------------------------------------
                                     Total Investments in the Pacific Basin/
                                     Asia (Cost--$44,663,839)                         39,054,861    11.8
-----------------------------------------------------------------------------------------------------------


                 May 31, 2001 (26) Mercury Global Balanced Fund

                                                                                         In US Dollars
                                                                                    ------------------------
                           Face                                                                   Percent of
Industries                Amount          Fixed-Income Securities                      Value      Net Assets
------------------------------------------------------------------------------------------------------------
EUROPE
============================================================================================================

Austria

Banks                                Oesterreich Kontrollbank:
                   US$   7,500,000     6% due 5/19/2009                             $  7,454,025     2.2%
                 (Yen) 610,000,000     1.80% due 3/22/2010                             5,501,741     1.7
------------------------------------------------------------------------------------------------------------
                                     Total Investments in Austria                     12,955,766     3.9
------------------------------------------------------------------------------------------------------------

France

Foreign         (Euro)   6,950,000   French Btan, 4.50% due 7/12/2002                  5,894,832     1.8
Government              14,410,000   French OAT, 5.25% due 4/25/2008                  12,359,433     3.7
Obligations
------------------------------------------------------------------------------------------------------------
                                     Total Investments in France                      18,254,265     5.5
------------------------------------------------------------------------------------------------------------

Germany

Banks              US$  10,300,000   Deutsche Ausgleichsbank,
                                     6.50% due 9/15/2004                              10,665,434     3.2
------------------------------------------------------------------------------------------------------------
Foreign                              Bundesobligation:
Government      (Euro)   7,100,000     5% due 8/20/2001                                6,021,529     1.8
Obligations              5,750,000     3.75% due 8/26/2003                             4,794,790     1.5
                                     Bundesrepublik Deutschland:
                         9,240,000     6% due 7/04/2007                                8,273,547     2.5
                         6,790,000     5.375% due 1/04/2010                            5,887,073     1.8
                         7,775,000     6.25% due 1/04/2030                             7,046,935     2.1
                                                                                    ------------------------
                                                                                      32,023,874     9.7
------------------------------------------------------------------------------------------------------------
                                     Total Investments in Germany                     42,689,308    12.9
------------------------------------------------------------------------------------------------------------

United Kingdom

Foreign        (pound)   1,755,000   United Kingdom Gilt,
Government                           6% due 12/07/2028                                 2,853,142     0.9
Obligations
------------------------------------------------------------------------------------------------------------
                                     Total Investments in the
                                     United Kingdom                                    2,853,142     0.9
------------------------------------------------------------------------------------------------------------
                                     Total Investments in Europe
                                     (Cost--$82,239,595)                              76,752,481    23.2
------------------------------------------------------------------------------------------------------------


                 May 31, 2001 (27) Mercury Global Balanced Fund

                                                                                             In US Dollars
                                                                                     ---------------------------
                           Face                                                                       Percent of
Industries                Amount            Fixed-Income Securities                       Value       Net Assets
----------------------------------------------------------------------------------------------------------------
NORTH AMERICA
================================================================================================================
Canada

Foreign                 C$  4,380,000   Canadian Government Bond,
Government                              7.25% due 6/01/2007                          $    3,054,101     0.9%
Obligations
----------------------------------------------------------------------------------------------------------------
                                        Total Investments in Canada                       3,054,101     0.9
----------------------------------------------------------------------------------------------------------------

United States

US                     US$  6,830,000   Fannie Mae, 5.75% due 4/15/2003                   6,974,045     2.1
Government                              US Treasury Bonds:
& Agency                    2,770,000     8% due 11/15/2021                               3,439,564     1.0
Obligations                 6,510,000     6.25% due 5/15/2030                             6,873,128     2.1
                                                                                     ---------------------------
                                                                                         10,312,692     3.1
----------------------------------------------------------------------------------------------------------------
                                        Total Investments in the United States           17,286,737     5.2
----------------------------------------------------------------------------------------------------------------
                                        Total Investments in North America
                                        (Cost--$20,049,755)                              20,340,838     6.1
----------------------------------------------------------------------------------------------------------------

PACIFIC BASIN/ASIA
================================================================================================================

Australia

Foreign                 A$  6,900,000   Australian Government Bond,
Government                              6.50% due 5/15/2013                               3,601,377     1.1
Obligations
----------------------------------------------------------------------------------------------------------------
                                        Total Investments in Australia                    3,601,377     1.1
----------------------------------------------------------------------------------------------------------------

Japan

Banks               (Yen) 853,000,000   International Bank for Reconstruction &
                                        Development, 2% due 2/18/2008                     7,812,789     2.4
----------------------------------------------------------------------------------------------------------------
                                        Total Investments in Japan                        7,812,789     2.4
----------------------------------------------------------------------------------------------------------------
                                        Total Investments in the Pacific Basin/
                                        Asia (Cost--$12,136,767)                         11,414,166     3.5
----------------------------------------------------------------------------------------------------------------


                 May 31, 2001 (28) Mercury Global Balanced Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

       n
                                                                                         In US Dollars
                                                                                    ------------------------
                          Face                                                                    Percent of
                         Amount           Short-Term Securities                        Value      Net Assets
============================================================================================================
US                   US$ 9,300,000   US Treasury Bills,
Government                           4.015% due 7/05/2001                           $  9,270,147      2.8%
Obligations*
------------------------------------------------------------------------------------------------------------
                                     Total Investments in Short-Term
                                     Securities (Cost--$9,265,036)                     9,270,147      2.8
------------------------------------------------------------------------------------------------------------
                                     Total Investments
                                     (Cost--$331,362,523)                            324,443,698     98.1

                                     Unrealized Appreciation on Forward
                                     Foreign Exchange Contracts**                      4,299,772      1.3

                                     Variation Margin on Financial
                                     Futures Contracts***                                (13,744)     0.0

                                     Other Assets Less Liabilities                     2,130,450      0.6
                                                                                    ------------------------
                                     Net Assets                                     $330,860,176    100.0%
                                                                                    ========================
------------------------------------------------------------------------------------------------------------

  +   Non-income producing security.
  * Certain US Government Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
 **   Forward foreign exchange contracts as of May 31, 2001 were as follows:

      -------------------------------------------------------------------------
      Foreign                                   Expiration           Unrealized
      Currency Purchased                           Date             Depreciation
      -------------------------------------------------------------------------
      (Euro)         11,500,000                  June 2001           $ (535,612)
      (pound)         5,020,000                  June 2001              (15,700)
      -------------------------------------------------------------------------
      (US$ Commitment--$17,425,315)                                  $ (551,312)
                                                                     ----------
      -------------------------------------------------------------------------

      Foreign                                   Expiration          Unrealized
      Currency Sold                                 Date           Appreciation
      -------------------------------------------------------------------------
      C$              4,700,000                  June 2001           $    6,648
      (Euro)         73,000,000                  June 2001            4,622,925
      (pound)         7,100,000                  June 2001              184,458
      (Yen)       1,550,000,000                  June 2001               37,053
      -------------------------------------------------------------------------
      (US$ Commitment--$92,900,577)                                  $4,851,084
                                                                     ----------
      -------------------------------------------------------------------------
      Total Unrealized Appreciation on
      Forward Foreign Exchange
      Contracts--Net                                                 $4,299,772
                                                                     ==========
      -------------------------------------------------------------------------

***   Financial futures contracts purchased as of May 31, 2001 were as follows:

      -------------------------------------------------------------------------
      Number of                                   Expiration
      Contracts              Issue                   Date               Value
      -------------------------------------------------------------------------

          21             S&P 500 Index             June 2001         $6,601,350
      -------------------------------------------------------------------------
      Total Financial Futures
      Contracts Purchased
      (Total Contract Price--$6,772,350)                             $6,601,350
                                                                     ----------
      -------------------------------------------------------------------------

      Financial futures contracts sold as of May 31, 2001 were as follows:

      -------------------------------------------------------------------------
      Number of                                   Expiration
      Contracts              Issue                   Date               Value
      -------------------------------------------------------------------------

         66               US Treasury
                          Notes                    June 2001         $6,843,375
      -------------------------------------------------------------------------
      Total Financial Futures
      Contracts Sold
      (Total Contract Price--$6,804,422)                             $6,843,375
                                                                     ----------
      -------------------------------------------------------------------------

      See Notes to Financial Statements.


                 May 31, 2001 (29) Mercury Global Balanced Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of May 31, 2001
--------------------------------------------------------------------------------

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

Assets:

Investments, at value (identified cost--$331,362,523)                                      $324,443,698
Unrealized appreciation on forward foreign exchange contracts                                 4,299,772
Cash on deposit for financial futures contracts                                                 441,450
Foreign cash                                                                                     16,960
Receivables:
  Securities sold                                                       $ 2,981,392
  Interest                                                                1,876,496
  Dividends                                                                 543,790
  Contributions                                                              48,127
  Forward foreign exchange contracts                                         14,978           5,464,783
                                                                        -----------
Prepaid expenses                                                                                  2,643
                                                                                           ------------
Total assets                                                                                334,669,306
                                                                                           ------------
-------------------------------------------------------------------------------------------------------

Liabilities:

Payables:
  Custodian bank                                                          1,896,124
  Withdrawals                                                             1,565,149
  Investment adviser                                                        151,309
  Forward foreign exchange contracts                                         70,744
  Variation margin                                                           13,744           3,697,070
                                                                        -----------
Accrued expenses and other liabilities                                                          112,060
                                                                                           ------------
Total liabilities                                                                             3,809,130
                                                                                           ------------
-------------------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                                 $330,860,176
                                                                                           ============
-------------------------------------------------------------------------------------------------------

Net Assets Consist of:

Partners' capital                                                                          $333,790,017
Unrealized depreciation on investments and foreign currency
  transactions--net                                                                          (2,929,841)
                                                                                           ------------
Net assets                                                                                 $330,860,176
                                                                                           ============
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                 May 31, 2001 (30) Mercury Global Balanced Fund

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2001
--------------------------------------------------------------------------------

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

Investment Income:

Interest and discount earned                                                                     $  3,670,523
Dividends (net of $115,619 foreign withholding tax)                                                 1,477,533
                                                                                                 ------------
Total income                                                                                        5,148,056
                                                                                                 ------------
-------------------------------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                                     $  1,081,464
Accounting services                                                                73,225
Custodian fees                                                                     65,572
Professional fees                                                                  40,256
Trustees' fees and expenses                                                        18,063
Pricing fees                                                                        6,745
Other                                                                               6,732
                                                                             ------------
Total expenses                                                                                      1,292,057
                                                                                                 ------------
Investment income--net                                                                              3,855,999
                                                                                                 ------------
-------------------------------------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) on Investments
& Foreign Currency Transactions--Net:

Realized loss from:
  Investments--net                                                            (13,059,788)
  Foreign currency transactions--net                                           (2,708,370)        (15,768,158)
                                                                             ------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                             (4,485,889)
  Foreign currency transactions--net                                            3,408,589          (1,077,300)
                                                                                -----------------------------
Net Decrease in Net Assets Resulting from Operations                                             $(12,989,459)
                                                                                                 ============
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                 May 31, 2001 (31) Mercury Global Balanced Fund

STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

                                                                    For the Six       For the
                                                                   Months Ended     Year Ended
                                                                      May 31,       November 30,
Increase (Decrease) in Net Assets:                                     2001             2000
------------------------------------------------------------------------------------------------
Operations:

Investment income--net                                            $  3,855,999      $  8,107,191
Realized gain (loss) on investments and foreign currency
  transactions--net                                                (15,768,158)       11,009,122
Change in unrealized depreciation on investments and foreign
  currency transactions--net                                        (1,077,300)      (40,039,295)
                                                                  ------------------------------
Net decrease in net assets resulting from operations               (12,989,459)      (20,922,982)
                                                                  ------------------------------
------------------------------------------------------------------------------------------------

Net Capital Contributions:

Decrease in net assets derived from net capital contributions      (47,357,312)      (68,622,187)
                                                                  ------------------------------
------------------------------------------------------------------------------------------------

Net Assets:

Total decrease in net assets                                       (60,346,771)      (89,545,169)
Beginning of period                                                391,206,947       480,752,116
                                                                  ------------------------------
End of period                                                     $330,860,176      $391,206,947
                                                                  ==============================
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                 May 31, 2001 (32) Mercury Global Balanced Fund

FINANCIAL HIGHLIGHTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

The following ratios have been derived from information provided in the financial statements.

                                              For the Six       For the      For the Period
                                             Months Ended     Year Ended     April 30, 1999+
                                                May 31,      November 30,    to November 30,
                                                 2001            2000               1999
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:

Expenses                                             .72%*           .70%               .70%
                                              ==============================================
Investment income--net                              2.14%*          1.75%              2.10%
                                              ==============================================
--------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)      $   330,860     $   391,207        $   480,752
                                              ==============================================
Portfolio turnover                                 37.49%         117.12%             71.04%
                                              ==============================================
--------------------------------------------------------------------------------------------

*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.


                 May 31, 2001 (33) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY MASTER GLOBAL BALANCED PORTFOLIO
================================================================================

(1)   Significant Accounting Policies:

      Mercury Master Global Balanced Portfolio (the "Portfolio") is part of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


                 May 31, 2001 (34) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


      o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

      o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


                 May 31, 2001 (35) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Portfolio will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends, and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

      (e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio will adopt the provisions to amortize all premiums and discounts on debt securities effective December 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of November 30, 2001.

      (f) Custodian bank--The Portfolio recorded an amount payable to the custodian bank reflecting an overdraft that resulted from a timing difference of security transaction settlements.

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Mercury Advisors ("Mercury Advisors"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      Mercury Advisors is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .60% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. Mercury Advisors has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury Advisors actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.


                 May 31, 2001 (36) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      For the six months ended May 31, 2001, the Portfolio paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $136 for security price quotations to compute the net asset value of the Fund.

      Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended May 31, 2001, the Fund reimbursed FAM an aggregate of $24,533 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

      Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, FAM, PSI, and/or ML & Co.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2001 were $127,628,651 and $159,648,936, respectively.

      Net realized gains (losses) for the six months ended May 31, 2001 and net unrealized gains (losses) as of May 31, 2001 were as follows:

                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
      -------------------------------------------------------------------------
      Investments:
        Long-term                              $(13,396,997)        $(6,923,936)
        Short-term                                    5,376               5,111
        Financial futures contracts                 331,833            (210,338)
                                               --------------------------------
      Total investments                         (13,059,788)         (7,129,163)
                                               --------------------------------
      Currency transactions:
        Forward foreign exchange contracts       (2,661,469)          4,299,772
        Foreign currency transactions               (46,901)           (100,450)
                                               --------------------------------
      Total currency transactions                (2,708,370)          4,199,322
                                               --------------------------------
      Total                                    $(15,768,158)        $(2,929,841)
                                               ================================
      -------------------------------------------------------------------------

      As of May 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $6,918,825, of which $18,552,113 related to appreciated securities and $25,470,938 related to depreciated securities. At May 31, 2001, the aggregate cost of investments for Federal income tax purposes was $331,362,523.


                 May 31, 2001 (37) Mercury Global Balanced Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

(4)   Commitments:

      At May 31, 2001, the Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $16,000.

(5)   Short-Term Borrowings:

      On December 1, 2000, the Portfolio, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the facility during the six months ended May 31, 2001.

(6)   Capital Loss Carryforward:

      At November 30, 2000, the Portfolio had a net capital loss carryforward of approximately $1,904,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


                 May 31, 2001 (38) Mercury Global Balanced Fund

PORTFOLIO INFORMATION

WORLDWIDE INVESTMENTS AS OF MAY 31, 2001
================================================================================

 Ten Largest                                                          Percent of
 Equity Holdings                                                      Net Assets
 -------------------------------------------------------------------------------
 General Electric Company                                                3.0%
 -------------------------------------------------------------------------------
 Microsoft Corporation                                                   2.1
 -------------------------------------------------------------------------------
 Citigroup Inc.                                                          2.1
 -------------------------------------------------------------------------------
 Pfizer Inc.                                                             1.9
 -------------------------------------------------------------------------------
 American International
 Group, Inc.                                                             1.4
 -------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                                                   1.3
 -------------------------------------------------------------------------------
 Pharmacia Corporation                                                   1.2
 -------------------------------------------------------------------------------
 Vodafone Group PLC                                                      1.2
 -------------------------------------------------------------------------------
 Exxon Mobil Corporation                                                 1.2
 -------------------------------------------------------------------------------
 Walgreen Co.                                                            1.2
 -------------------------------------------------------------------------------

 Ten Largest                                                          Percent of
 Fixed-Income Holdings                                                Net Assets
 -------------------------------------------------------------------------------
 French OAT,
 5.25% due 4/25/2008                                                     3.7%
 -------------------------------------------------------------------------------
 Deutsche Ausgleichsbank,
 6.50% due 9/15/2004                                                     3.2
 -------------------------------------------------------------------------------
 Bundesrepublik Deutschland,
 6% due 7/04/2007                                                        2.5
 -------------------------------------------------------------------------------
 International Bank for
 Reconstruction & Development,
 2% due 2/18/2008                                                        2.4
 -------------------------------------------------------------------------------
 Oesterreich Kontrollbank,
 6% due 5/19/2009                                                        2.2
 -------------------------------------------------------------------------------
 Bundesrepublik Deutschland,
 6.25% due 1/04/2030                                                     2.1
 -------------------------------------------------------------------------------
 Fannie Mae,
 5.75% due 4/15/2003                                                     2.1
 -------------------------------------------------------------------------------
 US Treasury Bonds,
 6.25% due 5/15/2030                                                     2.1
 -------------------------------------------------------------------------------
 Bundesobligation,
 5% due 8/20/2001                                                        1.8
 -------------------------------------------------------------------------------
 French Btan,
 4.50% due 7/12/2002                                                     1.8
 -------------------------------------------------------------------------------

 Ten Largest Industries                                               Percent of
 (Equity Investments)                                                 Net Assets
 -------------------------------------------------------------------------------
 Pharmaceuticals                                                         6.8%
 -------------------------------------------------------------------------------
 Banks                                                                   4.4
 -------------------------------------------------------------------------------
 Media                                                                   4.2
 -------------------------------------------------------------------------------
 Diversified Financials                                                  3.9
 -------------------------------------------------------------------------------
 Industrial Conglomerates                                                3.8
 -------------------------------------------------------------------------------
 Oil & Gas                                                               3.7
 -------------------------------------------------------------------------------
 Insurance                                                               3.4
 -------------------------------------------------------------------------------
 Diversified Telecommunication
 Services                                                                3.2
 -------------------------------------------------------------------------------
 Software                                                                2.4
 -------------------------------------------------------------------------------
 Computers & Peripherals                                                 2.2
 -------------------------------------------------------------------------------

 Country                                                             Percent of
 Representation                                                      Net Assets+
 -------------------------------------------------------------------------------
 United States                                                          38.0%
 -------------------------------------------------------------------------------
 Germany                                                                14.8
 -------------------------------------------------------------------------------
 Japan                                                                  11.4
 -------------------------------------------------------------------------------
 France                                                                  8.4
 -------------------------------------------------------------------------------
 United Kingdom                                                          6.8
 -------------------------------------------------------------------------------
 Austria                                                                 3.9
 -------------------------------------------------------------------------------
 Netherlands                                                             2.3
 -------------------------------------------------------------------------------
 Switzerland                                                             2.0
 -------------------------------------------------------------------------------
 Australia                                                               1.7
 -------------------------------------------------------------------------------
 Hong Kong                                                               1.4
 -------------------------------------------------------------------------------
 Italy                                                                   1.1
 -------------------------------------------------------------------------------
 Spain                                                                   1.1
 -------------------------------------------------------------------------------
 Canada                                                                  0.9
 -------------------------------------------------------------------------------
 Singapore                                                               0.8
 -------------------------------------------------------------------------------
 Finland                                                                 0.7
 -------------------------------------------------------------------------------
+Total may not equal 100%.

                                                                      Percent of
 Asset Mix                                                            Net Assets
 -------------------------------------------------------------------------------
 Common Stock                                                           62.5%
 -------------------------------------------------------------------------------
 Fixed-Income Securities                                                32.8
 -------------------------------------------------------------------------------
 Cash Equivalents                                                        4.7
 -------------------------------------------------------------------------------
 Total                                                                 100.0%
 -------------------------------------------------------------------------------


                 May 31, 2001 (39) Mercury Global Balanced Fund

[LOGO] Merrill Lynch   Investment Managers

--------------------------------------------------------------------------------
MUTUAL                MANAGED               ALTERNATIVE          INSTITUTIONAL
FUNDS                 ACCOUNTS              INVESTMENTS         ASSET MANAGEMENT
--------------------------------------------------------------------------------
                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks long-term capital growth and current income. The Fund will seek to achieve its objective by investing all of its assets in Mercury Master Global Balanced Portfolio of Mercury Master Trust, which has the same investment objective as the Fund. The Portfolio is managed in two segments, an equity segment and a bond segment. The Portfolio invests in a mix of stocks and high-quality bonds of issuers located in the United States and other developed countries. The Portfolio's neutral position consists of approximately 60% invested in stocks and 40% in bonds, although the Portfolio may vary each of these percentages up to 15% in either direction based on current economic and market conditions. The Fund's investment experience will correspond to the investment experience of the Portfolio.

Mercury Global Balanced Fund
of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper           #MERCBAL--5/01